Exhibit 99(b)

Date:	Wednesday, July 24, 2002	Contact:	Steve Gaut
(248) 813-2946
steven.k.gaut@delphiauto.com

Delphi Corporation To Meet With Institutional Investors

     NEW YORK – Today, Delphi Corporation (NYSE:DPH) filed a Form 8-K with the Securities and Exchange Commission with an attachment containing charts to be used during upcoming quarterly meetings with investors beginning July 25, 2002.

     As part of Delphi’s on-going Investor Relations efforts, management will meet with investors over the quarter to discuss previously disclosed information from the company’s June 25, 2002 annual investor event and July 17, 2002 report of second quarter 2002 financial results.

     The complete chart set can also be found on Delphi’s web site (www.delphi.com) in the Investor Relations section.

     For more information about Delphi and its operating subsidiaries, visit Delphi’s Virtual Press Room at www.delphi.com/vpr.

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. All statements contained or incorporated in this press release which address operating performance, events or developments that we expect or anticipate may occur in the future (including statements relating to future sales or earnings expectations, savings expected as a result of our global restructurings or other initiatives, portfolio restructuring plans, volume growth, awarded sales contracts and earnings per share expectations or statements expressing general optimism about future operating results) are forward-looking statements. These statements are made on the basis of management’s views and assumptions; as a result, there can be no assurance that management’s expectations will necessarily come to pass. Principal important factors, risks and uncertainties which may cause actual results to differ from those expressed in our forward-looking statements include: our ability to increase non-GM sales and achieve the labor benefits expected from our separation from GM; our ability to retain GM business; potential increases in our warranty costs; our ability to successfully implement our global restructuring plans, including our planned 2002 portfolio restructuring; our ability to successfully implement our new markets initiative and achieve the benefits anticipated by such strategy; our ability to enter into definitive agreements to sell or wind down our generator and instrumentation businesses and make satisfactory arrangements with respect to antitrust matters, the labor force, customers of such businesses and other matters; changes in economic conditions, currency exchange rates or political environment in the markets in which we operate; the impact of possible terrorist attacks which could exacerbate other risks to our business such as incremental costs, slowed production or interruptions in the transportation system; financial or market declines of our customers or significant business partners; labor disruptions or material shortages; the level of competition in the markets in which we operate; the cyclical nature of the automotive industry, including significant downturns in the automobile production rate; costs relating to legal and administrative proceedings; changes in laws or regulations affecting our business; our ability to realize cost savings expected to offset price reductions; our ability to make pension and other post-retirement payments at levels anticipated by management; our ability to protect and assert patent and other intellectual property rights; our ability to successfully exit non-performing businesses and absorb contingent liabilities related to divestitures and facility closures; our ability to complete and integrate acquisitions; changes in technology and technological risks; our ability to provide high quality products at competitive prices, to develop new products to meet changing consumer preferences and to meet changing vehicle manufacturers’ supply requirements on a timely, cost-effective basis; and other factors, risks and uncertainties discussed in our annual report on Form 10-K for the year ended December 31, 2001 and our other filings with the Securities and Exchange Commission. Delphi does not intend or assume any obligation to update any of these forward-looking statements.

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